Accounts Receivable, Net (Detail)	12 Months Ended
	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2011 USD ($)
Accounts Receivable, Net
Accounts Receivable Gross	142,543,972	167,434,968
Allowance for doubtful accounts:
Balance at begining of year	(9,817,494)	0
Additional provision for bad debt	0	(9,817,494)
Write-offs	0	0
Write-offs, Disposal of film and television business	9,817,494	0
Balance at end of year	0	(9,817,494)
Accounts receivable, net	142,543,972	157,617,474	$ 22,647,956